Exhibit 10.61

Commercial Escrow Officer:  Carol A. Dvorak

Date:  July 30, 2003

File No.:  2081624-CD

Re:  5720-5740 South Arville, Las Vegas, NV

AMENDMENT TO ESCROW INSTRUCTIONS

ESCROW HOLDER IS HEREBY AUTHORIZED AND INSTRUCTED TO AMEND THE ABOVE REFERENCED ESCROW INSTRUCTIONS IN THE FOLLOWING PARTICULARS ONLY, ALL OTHER TERMS AND CONDITIONS SHALL REMAIN THE SAME AND IN FULL FORCE AND EFFECT.

Buyer and Seller herein mutually agree to extend the close of escrow to on or before August 20, 2003.

BUYER:

Bedford Property Investors, Inc., a Maryland corporation

/s/ Stephen M. Silla

By:  Stephen M. Silla, Senior Vice President

Date:  August 20, 2003

SELLER:

Arville & Russell, LLC, a Nevada limited liability company

/s/ Clifford R. Stratton

By:  Clifford R. Stratton

Date:  August 20, 2003